oFTIC SAIP

                        SUPPLEMENT DATED JANUARY 1, 1998
                         TO THE STATEMENT OF ADDITIONAL
                                 INFORMATION OF
                               FRANKLIN TEMPLETON
                          INTERNATIONAL CURRENCY FUNDS
                               DATED MARCH 1, 1997

The statement of additional information is amended to replace the first paragraph in the section "The Rule 12b-1 Plan," found under "The Fund's Underwriter," with the following:

The Fund has adopted a distribution plan or "Rule 12b-1 plan" pursuant to Rule 12b-1 of the 1940 Act for its Class I shares. Under the plan, the Fund may pay up to a maximum of 0.45% per year of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of Class I shares. Of this amount, the Fund may reimburse up to 0.45% to Distributors or others, out of which 0.20% will generally be retained by Distributors for its distribution expenses.